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                                                                      EXHIBIT 23





                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62385) of Penton Media, Inc. of our report dated June 20, 2003 relating to the financial statements and supplemental schedule of Penton Media, Inc. 401(k) Retirement Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP


Cleveland, Ohio
June 27, 2003










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